Exhibit 10.32

UNIVAR INC. 2011

STOCK INCENTIVE PLAN

Article I

Purpose

Univar Inc. has established this stock incentive plan to foster and promote its long-term financial success. Capitalized terms have the meaning given in Article XI.

Article II

Powers of the Board

Section 2.1 Power to Grant Awards. The Board, in consultation with the Chief Executive Officer of the Company, shall select officers and key employees to participate in the Plan. The Board shall determine the terms of each Award, consistent with the Plan.

Section 2.2 Administration. The Board shall be responsible for the administration of the Plan. The Board may prescribe, amend and rescind rules and regulations relating to the administration of the Plan, provide for conditions and assurances it deems necessary or advisable to protect the interests of the Company and make all other determinations necessary or advisable for the administration and interpretation of the Plan. Any authority exercised by the Board under the Plan shall be exercised by the Board in its sole discretion. Determinations, interpretations or other actions made or taken by the Board under the Plan shall be final, binding and conclusive for all purposes and upon all persons.

Section 2.3 Delegation by the Board. All of the powers, duties and responsibilities of the Board specified in this Plan may be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities, and any determination, interpretation or other action taken by such committee shall have the same effect hereunder as if made or taken by the Board.

Article III

Shares Subject to Plan

Section 3.1 Number. The maximum number of shares of Common Stock that may be issued under the Plan or be subject to Awards may not exceed

11,452,963 shares. The shares of Common Stock to be delivered under the Plan may consist, in whole or in part, of authorized but unissued shares of Common Stock that are not reserved for any other purpose.

Section 3.2 Canceled, Terminated or Forfeited Awards; Share Counting.

(a) Upon the sale of Common Stock pursuant to Article IV, the maximum number of shares of Common Stock set forth in Section 3.1 shall be reduced by the number of shares sold. In the event that, subsequent to any such sale, the Company reacquires any of such shares of Common Stock, such reacquired shares of Common Stock shall again be available for grant under the Plan.

(b) Upon the grant of an Option, share of Restricted Stock or Restricted Stock Unit, the maximum number of shares of Common Stock set forth in Section 3.1 shall be reduced by the number of shares subject to such Award. Upon the exercise, settlement or conversion of any Award or portion thereof, there shall again be available for grant under the Plan the number of shares subject to such Award or portion thereof minus the actual number of shares of Common Stock issued in connection with such exercise, settlement or conversion. If any such Award or portion thereof is for any reason forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock, the Common Stock subject to such forfeited, canceled, expired or otherwise terminated Award or portion thereof shall again be available for grant under the Plan. If shares of Common Stock are withheld from issuance with respect to an Award by the Company in satisfaction of any tax withholding or similar obligations, such withheld shares shall again be available for grant under the Plan. Awards which the Board reasonably determines will be settled in cash or will be forfeited shall not reduce the Plan maximum set forth in Section 3.1.

Section 3.3 Adjustment in Capitalization. If and to the extent necessary or appropriate to prevent the reduction or enlargement of rights under the Plan by reason of any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Common Stock, the Board shall adjust the number of shares of Common Stock available for issuance under the Plan and the number, class and exercise price of any outstanding Award, and/or make such substitution, revision or other provisions with respect to any outstanding Award or the holder or holders thereof, in each case in an equitable manner. After any adjustment made pursuant to this Section, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number. Any action taken pursuant to this Section 3.3 shall be effected in a manner that is exempt from or otherwise complies with Section 409A of the Code.

Article IV

Stock Purchase

Section 4.1 Awards and Administration. The Board may offer and sell Common Stock to Participants at such time or times as it shall determine, the terms of which shall be set forth in a Subscription Agreement.

Section 4.2 Minimum Purchase Price. Unless otherwise determined by the Board, the purchase price for any Common Stock to be offered and sold pursuant to this Article IV shall not be less than the Fair Market Value on the Grant Date.

Section 4.3 Payment. Unless otherwise determined by the Board, the purchase price with respect to any Common Stock offered and sold pursuant to this Article IV shall be paid in cash or other readily available funds simultaneously with the closing of the purchase of such Common Stock.

Article V

Terms of Options

Section 5.1 Grant of Options. The Board may grant Options to Participants at such time or times as it shall determine. Options granted pursuant to the Plan will not be “incentive stock options” as defined in the Code unless otherwise determined by the Board. Each Option granted to a Participant shall be evidenced by an Option Agreement that shall specify the number of shares of Common Stock that may be purchased pursuant to such Option, the exercise price at which shares of Common Stock may be purchased pursuant to such Option, the duration of such Option (not to exceed the tenth anniversary of the Grant Date), and such other terms as the Board shall determine.

Section 5.2 Exercise Price. The exercise price per share of Common Stock to be purchased upon exercise of an Option shall not be less than the Fair Market Value on the Grant Date.

Section 5.3 Vesting and Exercise of Options. Options shall become vested or exercisable in accordance with the vesting schedule or upon the attainment of such performance criteria as shall be specified by the Board on or before the Grant Date. Unless otherwise determined by the Board on or before the Grant Date, one fourth of the Options shall vest and become exercisable subject to continued employment on each of the first, second, third and fourth anniversaries of the Grant Date. The Board may accelerate the vesting or exercisability of any Option, all Options or any class of Options at any time and from time to time.

Section 5.4 Payment. The Board shall establish procedures governing the exercise of Options, which procedures shall, unless the Board determines otherwise, generally require that prior written notice of exercise be given and that the exercise price (together with any required withholding taxes or other similar taxes, charges or fees (the “Withholding Amounts”)) be paid in full in cash, cash equivalents or other readily-available funds at the time of exercise. Notwithstanding the foregoing, on such terms as the Board may establish from time to time following a Public Offering (i) the Board may permit a Participant to tender any Common Stock such Participant has owned for the duration, if necessary, to avoid any adverse accounting charges to the Company for all or a portion of the applicable exercise price or minimum required withholding taxes and (ii) the Board may authorize the Company to establish a broker-assisted exercise program. In connection with any Option exercise, the Company may require the Participant to furnish or execute such other documents as it shall reasonably deem necessary to (a) evidence such exercise, (b) determine whether registration is then required under the U.S. federal securities laws or similar non-U.S. laws or (c) comply with or satisfy the requirements of the U.S. federal securities laws, applicable state or non-U.S. securities laws or any other law. Unless the Board determines otherwise, as a condition to the exercise of any Option before a Public Offering, a Participant shall enter into a Subscription Agreement annexed to the Award Agreement for the Option or, if a Subscription Agreement is not so annexed, as otherwise provided to the Participant.

Article VI

Restricted Stock and Restricted Stock Units

Section 6.1 Grants of Restricted Stock and Restricted Stock Units. The Board may grant Restricted Stock or Restricted Stock Units to Participants at such time or times and on such terms and conditions as it shall determine. Restricted Stock and Restricted Stock Units granted to a Participant shall be evidenced by an Award Agreement that shall specify the number of shares of Restricted Stock or the number of Restricted Stock Units that are being granted to the Participant, the vesting conditions applicable to such Restricted Stock or Restricted Stock Units, the rights and obligations of the Participant with respect to such Restricted Stock or Restricted Stock Units, and such other terms and conditions as the Board shall determine (including, if determined by the Board, payment of a portion of the Fair Market Value thereof).

Section 6.2 Conditions to Grant. Unless otherwise determined by the Board, it shall be a condition to the issuance of Restricted Stock and the settlement of Restricted Stock Units, in each case prior to a Public Offering, that the Participant who receives such Award enter into a Subscription Agreement annexed to the related Award Agreement or, if a Subscription Agreement is not so annexed, as otherwise provided to the Participant. Unless otherwise determined by the Board, the certificates evidencing shares of Restricted Stock shall be held by the Secretary of the Company or another custodian selected by the Company.

Section 6.3 Vesting Conditions. Awards of Restricted Stock and Restricted Stock Units shall vest in accordance with the vesting conditions specified in the applicable Award Agreement. These vesting conditions may include, without limitation and alone or in any combination, the continued provision of services to the Company or any of its Affiliates or the achievement of individual, corporate, business unit or other performance goals. Awards of Restricted Stock (prior to the vesting thereof) and Restricted Stock Units (prior to the settlement thereof) may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated other than as permitted by the Board.

Section 6.4 Stockholder Rights; Dividend Equivalents. Awards of Restricted Stock shall have such voting and dividend rights as the Board shall, in its discretion, determine. With respect to Awards of Restricted Stock Units, the Board may, in its discretion, determine that the payment of dividends, or a specified portion thereof, declared or paid on shares of Common Stock by the Company shall be (i) not paid to Participants holding Awards of Restricted Stock Units in respect of any period prior to the issuance of shares of Common Stock therefor, (ii) paid without restriction or deferral or (iii) credited but deferred until the lapsing of the vesting restrictions imposed upon such Restricted Stock Units. In the event that dividend equivalent payments are to be deferred, the Board shall determine whether such dividend equivalent payments are to be deemed reinvested in shares of Common Stock (which shall be held as additional Restricted Stock Units) or held in cash or other notional instruments. Payment of deferred dividend equivalent payments in respect of Restricted Stock Units (whether held in cash or as additional Restricted Stock Units or other notional instruments), shall be made upon the vesting of the Restricted Stock Units to which such deferred dividend equivalent payments relate, and any dividend equivalent payments so deferred in respect of any Restricted Stock Units shall be forfeited upon the forfeiture of the related Restricted Stock Units.

Section 6.5 Board Discretion. Notwithstanding anything else contained in this Plan to the contrary, the Board may accelerate the vesting of any Restricted Stock or Restricted Stock Units or any class or series of Restricted Stock or Restricted Stock Units for any reason on such terms and subject to such conditions, as the Board shall determine, at any time and from time to time.

Article VII

Termination of Employment

Section 7.1 Expiration of Options Following Termination of Employment. Unless otherwise determined by the Board on or before the Grant Date, if a Participant’s employment with the Company terminates, such Participant’s Options shall be treated as follows:

(a) any unvested Options shall terminate effective as of such termination of employment (determined without regard to any statutory or deemed or express contractual notice period); provided that if the Employee’s employment with the Company is terminated in a Special Termination (i.e., by reason of the Employee’s death or Disability), any unvested Options held by the Employee shall immediately vest as of the effective date of such Special Termination;

(b) except in the case of a termination for Cause, vested Options shall remain exercisable through the earliest of (i) the normal expiration date, (ii) 90 days after the Participant’s termination of employment (determined without regard to any statutory or deemed or express contractual notice period) or 180 days in the case of a Special Termination or a retirement at age 65 or later, and (iii) any cancellation pursuant to Section 8.1; and

(c) in the case of a termination for Cause, any and all Options held by such Participant (whether or not then vested or exercisable) shall terminate immediately upon such termination of employment.

Section 7.2 Effect of Termination of Employment on Restricted Stock and Restricted Stock Units. Unless otherwise determined by the Board, upon the termination of a Participant’s employment or service with the Company or any Subsidiary, any unvested Restricted Stock and any unvested Restricted Stock Units held by the Participant shall be automatically forfeited and canceled.

Section 7.3 Call Rights upon Termination of Employment Prior to a Public Offering. Each Subscription Agreement shall provide that the Company and one or more of the Investors shall have successive rights prior to a Public Offering to purchase all or any portion of a Participant’s Common Stock upon any termination of employment (determined without regard to any statutory or deemed or express contractual notice period), at such time and at a purchase price per share equal to the Fair Market Value as of the date specified in the Subscription Agreement (or, if the Participant’s employment termination qualifies as a termination for Cause, for a purchase price per share equal to the lesser of (i) the Fair Market Value as of the date specified in the Subscription Agreement and (ii) such Participant’s per share purchase price).

Article VIII

Change in Control

Section 8.1 Accelerated Vesting and Payment. Unless otherwise provided in the Award Agreement: (i) (x) immediately prior to a Change in Control, all then-outstanding unvested Options shall automatically vest such that all then-outstanding Options shall, immediately prior to the effective date of the Change in Control, be fully vested and exercisable, and (y) except as otherwise provided in Section 8.2, upon the Change in Control, each then-outstanding Option shall be canceled in exchange for a payment in an amount or with a value equal to the excess, if any, of the Change in Control Price over the exercise price for such Option; (ii) upon a Change in Control, the Restriction Period applicable to all shares of Restricted Stock shall expire and all such shares shall vest and become non-forfeitable; and (iii) upon a Change in Control, each Restricted Stock Unit shall be treated as provided in the written Award Agreement governing such Restricted Stock Unit. In addition, upon the termination of a Participant’s employment without Cause or for Good Reason within twelve months after the occurrence of an Excluded Transaction, then all outstanding unvested Options of such Participant shall automatically vest.

Section 8.2 Alternative Options. No cancellation in exchange for a payment described in Section 8.1 shall occur with respect to any Option if the Board reasonably determines in good faith, prior to the occurrence of a Change in Control, that such Option shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must give the Participant who held such Option rights and entitlements substantially equivalent to or better than the rights and terms applicable under such Option, including, but not limited to, identical or better timing and methods of payment and, if the Alternative Award or the securities underlying it are not publicly-traded, identical or better rights following a termination of employment to require the Company or the acquiror in such Change in Control to repurchase the Alternative Award or securities underlying such Alternative Award.

Article IX

Authority to Vary Terms or Establish Local Jurisdiction Plans

The Board may vary the terms of Awards under the Plan, or establish sub-plans under this Plan to authorize the grant of awards that have additional or different terms or features from those otherwise provided for in the Plan, if and to the extent the Board determines necessary or appropriate to permit the grant of awards that are best suited to further the purposes of the Plan and to comply with applicable securities laws in a particular jurisdiction or provide terms appropriately suited for Employees in such jurisdiction in light of the tax laws of such jurisdiction while being as consistent as otherwise possible with the terms of Awards under the Plan; provided that this Article IX shall not be deemed to authorize any increase in the number of shares of Common Stock available for issuance under the Plan set forth in Section 3.1.

Article X

Amendment, Modification, and Termination of the Plan

The Board may terminate or suspend the Plan at any time, and may amend or modify the Plan from time to time. No amendment, modification, termination or suspension of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the consent of the Participant holding such Award or the consent of a majority of Participants holding similar Awards (such majority to be determined based on the number of shares covered by such Awards). Shareholder approval of any such amendment, modification, termination or suspension shall be obtained to the extent mandated by applicable law, or if otherwise deemed appropriate by the Board.

Article XI

Definitions

Section 11.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person; provided that a director, member of management or other Employee of the Company shall not be deemed to be an Affiliate of the Investors. For these purposes, “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person by reason of ownership of voting securities, by contract or otherwise.

“Alternative Award” has the meaning given in Section 8.2.

“Award” shall mean an Option, an offer and sale of Common Stock pursuant to Article IV, or any Restricted Stock or Restricted Stock Unit, in each case granted pursuant to the terms of the Plan.

“Award Agreement” means a Subscription Agreement, an Option Agreement or any other agreement evidencing an Award.

“Board” means the Board of Directors of the Company or, to the extent that a delegation to a committee has occurred as provided in Section 2.3, such committee (to the extent of such delegation).

“Cause” shall, as to any Participant, have the meaning set forth in the employment agreement to which the Participant is a party with the Company or an Affiliate, or, in the absence of such an employment agreement, shall mean any of the following: (i) the Participant’s willful and continued failure to perform his or her material duties with respect to the Company or its Affiliates (except where due to a physical or mental incapacity) which continues beyond ten (10) business days after a written demand for substantial performance is delivered to the Participant by the Company or its Affiliate, (ii) the Participant’s conviction of or plea nolo contendere to (A) the commission of a felony, or (B) any misdemeanor that is a crime of moral turpitude, (iii) willful and gross misconduct by the Participant in connection with his duties as an employee of the Company or its Affiliate, or (iv) breach of any non-competition, non-solicitation or confidentiality obligations owed by the Participant to the Company or its Affiliate; provided, that no act or omission on the part of the Participant shall be deemed “willful” if done, or omitted to be done, by the Participant in good faith and in the reasonable belief that such action or omission was in the best interest of the Company or its Affiliate, and no failure of the Participant or the Company or its Affiliate to achieve performance goals, in and of itself, shall be treated as a basis for the termination of a Participant’s employment by the Company or its Affiliate for “Cause”. Notwithstanding anything herein to the contrary, no termination shall be treated as for “Cause” (and any such termination shall instead be treated as without “Cause”) unless (i) the Participant has been given not less than ten (10) business days’ written notice by the Company CEO on behalf of the Company of its intention to terminate that Participant’s employment for Cause, such notice to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based, (ii) such notice is delivered not later than sixty (60) days after the Company CEO’s learning of such act or acts or failure or failures to act, and (iii) the Company CEO has thereafter provided that Participant with a written confirmation (after the Participant has been given a reasonable opportunity, together with counsel, to be heard by the Company CEO) of the fact that, in the judgment of the Company CEO, grounds for Cause on the basis of the original notice exist, and no cure was timely effected; provided, that if such Participant is the Company CEO, the references to the Company CEO that precede this proviso shall mean the Board.

“Change in Control” means the first to occur of the following events after the Effective Date:

(i) any transaction, whether by way of sales of capital stock, merger, consolidation or otherwise, that would result in the direct or indirect beneficial ownership by any person, entity or “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries, or by the Investors, or any Affiliates of any of the foregoing, of more than 50% of the combined voting power of the Company’s (or, if applicable, the surviving company after such a merger) then outstanding voting securities; provided that an Excluded Transaction shall not constitute a Change in Control;

(ii) within any 12-month period, the persons who were directors of the Company at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board, provided that any director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this clause (ii); or

(iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company.

Notwithstanding the foregoing, a Public Offering shall not constitute a Change in Control.

“Change in Control Price” means the price per share of Common Stock offered in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the Change in Control price shall be determined in good faith by the Board as constituted immediately prior to the Change in Control.

“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto.

“Common Stock” means the Common Stock, par value U.S.$0.00000001361237526593350 per share, of the Company and, if applicable, any securities which may be issued after the Effective Date in respect of, or in exchange for, the shares of Common Stock.

“Company” means Univar Inc., a Delaware corporation, and any successor thereto; provided that for purposes of determining the status of a Participant’s employment with the “Company,” such term shall include the Company and/or any of its Subsidiaries that employ the Participant.

“Company CEO” means John J. Zillmer or his successor from time to time as Chief Executive Officer of the Company.

“Disability” shall, as to any Participant, have the meaning set forth in the employment agreement to which the Participant is a party with the Company or an Affiliate, or, in the absence of such an employment agreement, unless otherwise provided in an Award Agreement, a Participant’s long-term disability within the meaning of the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, or in the absence of such a plan or program, as determined by the Board. The Board’s reasoned and good faith judgment of Disability shall be final and shall be based on such competent medical evidence as shall be presented to it by the Participant or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Board.

“Effective Date” has the meaning given in Section 12.10.

“Employee” means any executive, officer or other employee of the Company or any Subsidiary.

“Excluded Transaction” means a transaction described in clause (i) of the definition “Change in Control” in which immediately after such transaction CD&R Univar Holdings, L.P. or its Permitted Transferees own at least 10% of the outstanding shares of capital stock of the Company and no shares of such capital stock are then owned by Univar N.V. or its Permitted Transferees.

“Fair Market Value” means, as of any date of determination prior to a Public Offering, the per share fair market value on such date of a share of Common Stock as determined in good faith by the Board, in compliance with section 409A of the Code. The Fair Market Value on any date shall be the most recent valuation of the Common Stock that shall have been performed by an independent valuation firm (such independent valuation to occur on a semi-annual basis), unless the Board determines in good faith that events subsequent to the most recent valuation date require an adjustment to the valuation, in which case the Board shall give due consideration to such events and such other factors as it deems appropriate. Following a Public Offering, “Fair Market Value” shall mean, as of any date of determination, the closing price for such date (or, if such date is not a trading day, the immediately preceding trading day) per share of Common Stock as reported on the principal stock exchange on which the shares of Common Stock are then listed.

“Good Reason” shall, as to any Participant, have the meaning set forth in the employment agreement to which the Participant is a party with the Company or an Affiliate, or, in the absence of such an employment agreement (x) a greater than 10% reduction in base salary or (y) required relocation of his or her principal place of employment by more than 50 miles.

“Grant Date” means, with respect to any Award, the date as of which such Award is granted pursuant to the Plan.

“Investor” means any of (i) CD&R Univar Holdings, L.P., (ii) Univar N.V., (iii) any Affiliate of any of the foregoing that acquires Common Stock, and (iv) any successor in interest to any thereof.

“Option” means the right granted pursuant to the Plan to purchase one share of Common Stock.

“Option Agreement” means an agreement between the Company and a Participant embodying the terms of any Options granted pursuant to the Plan and in the form approved by the Board from time to time for such purpose.

“Participant” means any Employee who is granted an Award.

“Permitted Transferee” has the meaning given to such term in the Stockholders Agreement.

“Person” means any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

“Plan” means this Univar Inc. 2011 Stock Incentive Plan.

“Public Offering” means the first day as of which (i) sales of Common Stock are made to the public in the United States pursuant to an underwritten public offering of the Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing, with aggregate gross cash proceeds (without regard to any underwriting discount or commission) equal to at least 20% of the value of all outstanding shares of Common Stock (on a fully diluted basis) on such date, or (ii) the Board has determined that shares of the Common Stock otherwise have become publicly-traded for this purpose.

“Restricted Stock” means shares of Common Stock subject to a Restriction Period granted to a Participant under the Plan.

“Restricted Stock Unit” means a contractual right of a Participant to receive a stated number of shares of Common Stock, or, at the discretion of the Board, cash based on the Fair Market Value of such shares of Common Stock, under the Plan at the end of a specified period of time, that is forfeitable by the Participant until the completion of a specified period of future service or in accordance with the terms of the Plan or applicable Award Agreement or that is otherwise subject to a Restriction Period.

“Restriction Period” means the period during which any Restricted Stock or Restricted Stock Units are subject to forfeiture and/or restrictions on transfer pursuant to the terms of the Plan.

“Special Termination” means a termination by reason of the Participant’s death or Disability.

“Stockholders Agreement” means the Stockholders Agreement, dated as of November 30, 2010, by and among (among others) the Company and the Investors (as the same may be amended from time to time).

“Subscription Agreement” means a stock subscription agreement between the Company and a Participant embodying the terms of any stock purchase made pursuant to the Plan and in the form approved by the Board from time to time for such purpose.

“Subsidiary” means any corporation, limited liability company or other entity, a majority of whose outstanding voting securities is owned, directly or indirectly, by the Company.

“Withholding Amounts” has the meaning given in Section 5.4.

Section 11.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

Article XII

Miscellaneous Provisions

Section 12.1 Nontransferability of Awards. Except as otherwise provided herein or as the Board may permit on such terms as it shall determine, no Awards granted under the Plan may be sold, transferred, pledged, assigned, hedged, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s life-time by such Participant only (or, in the event of the Participant’s Disability, such Participant’s legal representative). Following a Participant’s death, all rights with respect to Awards that were outstanding at the time of such Participant’s death and have not terminated shall be exercised by his designated beneficiary or by his estate in the absence of a designated beneficiary.

Section 12.2 Tax Withholding. The Company or the Subsidiary employing a Participant shall have the power to withhold up to the minimum statutory requirement, or to require such Participant to remit to the Company or such Subsidiary, an amount sufficient to satisfy all U.S. federal, state, local and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any Award granted under the Plan.

Section 12.3 Beneficiary Designation. Pursuant to such rules and procedures as the Board may from time to time establish, a Participant may name a beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his lifetime.

Section 12.4 No Guarantee of Employment or Participation. Nothing in the Plan or in any agreement granted hereunder shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or retention at any time, or confer upon any Participant any right to continue in the employ or retention of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant or, having been so selected, to receive any other or future Awards. For purposes of this Plan, the “employment” of a Participant shall be deemed to refer to the Participant’s provision of services to the Company or any Subsidiary as an employee or independent contractor, and the “termination of employment” and corollary phrases with respect to a Participant shall be deemed to refer to the Participant’s cessation of such services with respect to all such persons in all capacities.

Section 12.5 No Limitation on Compensation; No Impact on Benefits. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to establish other plans or to pay compensation to its Employees, in cash or property, in a manner that is not expressly authorized under the Plan. Except as may otherwise be specifically and unequivocally stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s rights under any such plan, policy or program. The selection of an Employee as a Participant shall neither entitle such Employee to, nor disqualify such Employee from, participation in any other award or incentive plan.

Section 12.6 No Voting Rights. Except as otherwise required by law, no Participant holding any Awards granted under the Plan shall have any right in respect of such Awards to vote on any matter submitted to the Company’s stockholders until such time as the shares of Common Stock underlying such Awards have been issued, and then, subject to the voting restrictions contained in the Subscription Agreement.

Section 12.7 Requirements of Law. The granting of Awards and the issuance of shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Awards shall be granted under the Plan, and no Common Stock shall be issued under the Plan, if such grant or issuance would result in a violation of applicable law, including U.S. federal securities laws and any applicable state or non-U.S. securities laws.

Section 12.8 Freedom of Action. Nothing in the Plan or any Award Agreement evidencing an Award shall be construed as limiting or preventing the Company or any Subsidiary from taking any corporate action (such as acquisitions, dispositions, entry into new lines of business and the incurrence of indebtedness) that it deems appropriate or in its best interest (as determined in its sole and absolute discretion) and no Participant (or person claiming by or through a Participant) shall have any right relating to the diminishment in the value of any Award as a result of any such action, so long as such action is not directly governed by or is not directly related to the administration of the Plan or any Award Agreement. This Section 12.8 shall not be construed to enlarge the rights of the Company or the Board hereunder with respect to the interpretation or administration of the Plan or any Award Agreements.

Section 12.9 Unfunded Plan; Plan Not Subject to ERISA. The plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income and Security Act of 1974, as amended.

Section 12.10 Term of Plan. The Plan shall be effective as of March 28, 2011 (the “Effective Date”) and shall continue in effect, unless sooner terminated pursuant to Article X, until the tenth anniversary of such date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

Section 12.11 Governing Law. The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

Section 12.12 Section 409A of the Code. This Plan and the Award Agreements entered into pursuant to this Plan are intended to be exempt from or comply with the requirements of Section 409A of the Code and shall be construed and interpreted in accordance with such intent.